EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of UMH Properties, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Samuel A. Landy, President and Chief Executive Officer and Anna T. Chew, Executive Vice President and Chief Financial Officer, of the Company, each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Samuel A. Landy
Samuel A. Landy
President and Chief Executive Officer
February 28, 2024

/s/Anna T. Chew
Anna T. Chew
Executive Vice President and Chief Financial Officer February 28, 2024